UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

VIMEO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on May 25, 2021 of (i) the separation of IAC/InterActiveCorp’s (“IAC”) Vimeo business from the remaining businesses of IAC through a series of transactions that resulted in the transfer of IAC’s Vimeo business to Vimeo, Inc., formerly named “Vimeo Holdings, Inc.” (the “Company”), and the Company becoming an independent, separately traded public company through a spin-off from IAC (the “Spin-off”) and (ii) the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2021 (the “Merger Agreement”), by and among the Company, Stream Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Vimeo.com, Inc., a subsidiary of IAC formerly named “Vimeo, Inc.” (“Vimeo.com”). Following completion of the Spin-off, the Company’s common stock, par value $0.01 per share (“Company Common Stock”), began trading under the symbol “VMEO” on The Nasdaq Global Select Market (“Nasdaq”) on May 25, 2021.

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 24, 2021, the Company entered into several agreements with IAC in connection with the completion of the Spin-off, including the following:

•	Separation Agreement;

•	Transition Services Agreement;

•	Employee Matters Agreement; and

•	Tax Matters Agreement.

A summary of the principal terms of each of these agreements is set forth in the section entitled “Transactions with Related Persons, Promoters and Control Persons—Transactions with Related Persons—Relationship Between IAC and SpinCo after the Spin-off” contained in Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-251656-01) filed by IAC and the Company on April 5, 2021 (the “Form S-4”). These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Spin-off included, among others, the following steps:

•	Certain restructuring transactions, including, among other things, the transfer to the Company of IAC’s equity interests in Vimeo.com, and the repayment by Vimeo.com of all outstanding intercompany debt owed to IAC and its subsidiaries (other than Vimeo.com’s subsidiaries).

•	Amending IAC’s certificate of incorporation to provide for:

o	the reclassification (together with the reclassification of the IAC Class B common stock described below, the “reclassification”) of each share of IAC par value $0.001 common stock into (i) one share of IAC par value $0.0001 common stock and (ii) 1/100th of a share of IAC par value $0.01 Series 1 mandatorily exchangeable preferred stock that was automatically exchanged (together with the automatic exchange of the IAC Series 2 mandatorily exchangeable preferred stock described below, the “mandatory exchange”) for 1.6235 shares of Company par value $0.01 common stock (with holders receiving cash in lieu of any fractional shares of Company common stock resulting, after aggregation, from the reclassification); and

o	the reclassification of each share of IAC par value $0.001 Class B common stock into (i) one share of IAC par value $0.0001 Class B common stock and (ii) 1/100th of a share of IAC par value $0.01 Series 2 mandatorily exchangeable preferred stock that was automatically exchanged in the mandatory exchange for 1.6235 shares of Company par value $0.01 Class B common stock (with holders receiving cash in lieu of any fractional shares of Company Class B common stock resulting, after aggregation, from the reclassification).

On the terms and subject to the conditions of the Merger Agreement, following the Spin-off on May 25, 2021, Merger Sub merged with and into Vimeo.com, with Vimeo.com surviving as a wholly-owned subsidiary of the Company (the “Merger”). Each share of Vimeo.com capital stock held prior to the Merger by a non-IAC Vimeo.com stockholder was converted into 1.0143 shares of Company common stock (with holders receiving cash in lieu of any fractional shares of Company common stock resulting, after aggregation, from the Merger). Each stock appreciation corresponding to shares of Vimeo.com (“Vimeo.com SAR”) was converted into a stock appreciation right corresponding to shares of Company common stock (“Company SAR”), with the number of shares covered by such Company SAR equal to the number of shares covered by the Vimeo.com SAR times 1.0143 and the per share base price of such Company SAR equal to the per share base price of the Vimeo.com SAR divided by 1.0143.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the Spin-off is incorporated by reference into this Item 5.01.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Committee Appointments

On May 25, 2021, effective prior to the effective time of the mandatory exchange, the Company’s board of directors expanded the size of the board to eleven directors and appointed Joseph Levin, Adam Gross, Ida Kane, Spike Lee, Nabil Mallick, Anjali Sud and George C. Wolfe to the Company’s board of directors. Following these appointments, the Company’s board of directors consists of the following individuals: Adam Gross, Alesia J. Haas, Kendall F. Handler, Ida Kane, Mo Koyfman, Spike Lee, Joseph Levin, Nabil Mallick, Glenn H. Schiffman, Anjali Sud and George C. Wolfe.

Effective as of the effective time of the mandatory exchange, the directors identified below were designated and appointed to the following committees of the Company’s board of directors:

Audit Committee: Alesia J. Haas (Chair), Ida Kane, Adam Gross

Nominating and Corporate Governance Committee: Alesia J. Haas, Mo Koyfman

Compensation and Human Capital Management Committee: Nabil Mallick, Mo Koyfman (Chair), George C. Wolfe

Biographical and compensation information for each of the directors can be found in the Form S-4 under the sections entitled “SpinCo Directors and Executive Officers” and “SpinCo Executive Officer and Director Compensation,” which are incorporated by reference into this Item 5.02. The information set forth in the Form S-4 under the section entitled “Transactions with Related Persons, Promoters and Certain Control Persons” and the information under Item 1.01 of this Current Report on Form 8-K relating to agreements between the Company and IAC are incorporated by reference herein. Mr. Levin is the Chief Executive Officer and a member of the Board of Directors of IAC, Ms. Handler is Senior Vice President and General Counsel of IAC and Mr. Schiffman is Executive Vice President and Chief Financial Officer of IAC.

Appointment of Officers

On May 25, 2021, effective as of the effective time of the mandatory exchange, the following individuals were appointed as executive officers of the Company as set forth in the table below:

Anjali Sud	Chief Executive Officer

Michael A. Cheah	General Counsel and Secretary

Mark Kornfilt	President & Chief Product Officer

Narayan Menon	Chief Financial Officer

Biographical and compensation information for each of the executive officers can be found in the Form S-4 under the sections entitled “SpinCo Directors and Executive Officers” and “SpinCo Executive Officer and Director Compensation,” which is incorporated by reference into this Item 5.02.

Adoption of Stock Plan

In connection with the Spin-off, the Company adopted the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”). The named executive officers of the Company are or may become eligible to participate in the 2021 Plan.

A summary of certain material features of the 2021 Plan can be found in the Form S-4 under the section entitled “SpinCo Director and Executive Officer Compensation,” which is incorporated by reference into this Item 5.02. The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2021, in connection with the Spin-off, the Company changed its name from “Vimeo Holdings, Inc.” to “Vimeo, Inc.” On May 25, 2021, effective prior to the effective time of the reclassification, the Company effected a stock split of the Company’s capital stock into the number of shares of Company common stock and Company Class B common stock distributed by IAC to holders of IAC common stock and IAC Class B common stock, respectively, in the Spin-off (the “Stock Split”). On May 25, 2021, following the Stock Split, the Company filed an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Company also amended and restated its Bylaws (the “Amended and Restated Bylaws”), effective as of May 25, 2021. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Form S-4, under the section entitled “Description of SpinCo Capital Stock After the Spin-Off,” which is incorporated by reference into this Item 5.03. The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

The financial statements included in the sections of the Registration Statement on Form S-1 (File No. 333-256513) filed by the Company on May 26, 2021 (the “Form S-1”) entitled “Annex A-Consolidated Financial Statements of Vimeo OpCo (Formerly Vimeo, Inc.)” are incorporated by reference into this Item 9.01.

(b)           Pro forma financial information.

The pro forma financial information included in the section of the Form S-1 entitled “Vimeo, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements” is incorporated by reference into this Item 9.01.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
2.1	Separation Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021*
2.2	Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2021 by and among Vimeo, Inc., Stream Merger Sub, Inc. and Vimeo.com, Inc. (incorporated by reference to Annex G of the Form S-4)*
3.1	Amended and Restated Certificate of Incorporation of Vimeo, Inc.
3.2	Amended and Restated By-laws of Vimeo, Inc.
10.1	Transition Services Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021*
10.2	Employee Matters Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021*
10.3	Tax Matters Agreement by and between IAC/InterActiveCorp and Vimeo, Inc., dated as of May 24, 2021
10.4	Vimeo, Inc. 2021 Stock and Annual Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

By:	/s/ Michael A. Cheah
Name:	Michael A. Cheah
Title:	General Counsel and Secretary

 Date: May 27, 2021